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                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                                FORM 8-K


                             CURRENT REPORT



                   Pursuant to Section 13 or 15 (d) of
                   The Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  July 30, 1999


                      Champion Enterprises, Inc.
       (Exact name of registrant as specified in its charter)



                              Michigan
           State or other jurisdiction of incorporation



            1-9751                            38-2743168
     Commission File Number        IRS Employer Identification No.


     2701 University Dr., Suite 300, Auburn Hills, Michigan  48326
    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  (248) 340-9090




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Item 5.  Other Events.

     On July 30, 1999 the Registrant issued a press release, which is attached as Exhibit 99.



Item 7.  Exhibits.

Exhibit
Number.

  99     Press release dated July 30, 1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHAMPION ENTERPRISES, INC.



                                   /S/ JOSEPH H. STEGMAYER
                                   Joseph H. Stegmayer
                                   Executive Vice President, Chief
                                   Strategic and Financial Officer




July 30, 1999


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                          INDEX TO EXHIBITS




Exhibit No.                 Description
-----------                 -----------

99                Press release dated July 30, 1999